May 1, 2024 Strategic Update and First Quarter 2024 Results

Cautionary Statements Forward-Looking Information This earnings release and the associated conference call may include forward‐looking statements by the Company and our authorized officers pertaining to such matters as our goals, beliefs, intentions, and expectations regarding (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to attract and retain key personnel; and (g) our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, and our transition to a $100 billion plus bank. Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward‐looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward‐looking statements. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results. Our forward‐looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses requirements under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non‐financial institutions; changes in legislation, regulations, and policies; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations). More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10‐K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023 and in other Securities and Exchange Commission (“SEC”) reports we file. Our forward‐looking statements may also be subject to other risks and uncertainties, including those we may discuss in this Amendment, during investor presentations, or in our other SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov. Our Supplemental Use of Non-GAAP Financial Measures This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the Company’s performance and financial condition, and in comparing our performance and financial condition with those of other banks. Such non-GAAP financial measures are supplemental to, and are not to be considered in isolation or as a substitute for, measures calculated in accordance with GAAP. 1

NYCB Flagstar Will Transform Into a Fully Diversified Bank With a Strong Balance Sheet, Robust Capital Position and Meaningful Earnings Power Goal Is to Create Long-Term / Meaningful Shareholder Value 2024 Will Be a Transition Year to a More Normalized 2025 / 2026 1 2 3 4 5 Bolster Management and Board Achievable Capital and Earnings Forecast Rigorous Credit Risk Management Maintain Sufficient Liquidity Develop a Realistic Operating Plan Our Strategy Our Targets ROAA : 1%+ ROATCE: 11-12% CET1 Ratio: 11-12% 2

Management Team with Extensive Turnaround Expertise Joseph Otting President & Chief Executive Officer, Director Joined 2024 ▪ Served as the 31st Comptroller of the Currency ▪ Former President of CIT Bank and Co-President of CIT Group ▪ Previously served as President, Chief Executive Officer, and Board Member of OneWest Bank, N.A ▪ Served as Vice Chairman of U.S. Bancorp Craig Gifford Sr. Executive Vice President & Chief Financial Officer Joined 2024 ▪ More than 30 years of banking experience ▪ Most recently served as EVP, Enterprise Operations with U.S. Bancorp ▪ Previously served as U.S. Bancorp's Corporate Controller Reginald Davis Sr. Executive Vice President & President of Banking Joined 2020 ▪ More than 35 years of banking experience; previously served as Head of Business Banking at SunTrust, now Truist ▪ Served as President of RBC Bank USA ▪ Prior to that, served as a Senior Executive and member of the operating committee for Wachovia (now Wells Fargo) Lee Smith Sr. Executive Vice President & President of Mortgage Joined 2013 ▪ Served as Executive Vice President and Chief Operating Officer at Flagstar, where he played an integral role in the turnaround of the company ▪ Prior to joining Flagstar, he was a partner with MatlinPatterson Global Advisers LLC, a private equity fund based in New York Bao Nguyen Sr. Executive Vice President, General Counsel & Chief of Staff Joined 2024 ▪ More than 15 years of experience as a financial services attorney ▪ Most recently served as a Partner for Skadden, Arps, Slate, Meagher & Flom LLP ▪ Prior to joining Skadden, he held senior positions with the Office of the Comptroller of the Currency (OCC), including acting Chief Counsel and Principal Deputy Chief Counsel Julie Signorille-Browne Sr. Executive Vice President & Chief Operating Officer Joined 2021 ▪ More than 35 years experience is financial services and M&A integration ▪ Led the integration of NYCB and Flagstar, and is currently leading the integration of the assets and liabilities of Signature Bank ▪ Previously served as COO of consumer banking at Citizens Bank ▪ Prior to that, she also served at Key Bank, First Niagara, and Citibank James Simons Executive Vice President & Special Advisor to the CEO Joined 2024 ▪ More than 45 years of banking experience ▪ Served as Senior Credit Executive/Chief Credit Officer for First Citizens Bank (formerly OneWest Bank and CIT Bank), Associated Bank, Guaranty Bancorp, and U.S. Bancorp ▪ Brings considerable bank turn-around and loan workout experience, as well as bank regulator experience with the OCC Scott Shepherd Sr. Executive Vice President & Head of Commercial Real Estate Lending Joined 2024 ▪ More than 20-year track record building and leading teams in commercial real estate (CRE) and debt restructuring / workout ▪ Most recently served as Managing Director of The Ruth Group, a CRE deal sponsor ▪ Prior to that, he founded Archbell Capital, a commercial real estate bridge lender ▪ Previously served as Head of the Commercial Real Estate Group at OneWest Bank George Buchanan Sr. Executive Vice President & Chief Risk Officer Joined 2024 ▪ Most recently, he served in Region's credit review area, and prior to that as CRO for consumer banking and wealth management ▪ Previously, he was Senior Vice President and Chief Credit Officer for small business and affluent banking at US Bank Colleen McCullum Executive Vice President & Chief Audit Executive Joined 2024 ▪ Most recently served as Chief Audit Executive at United Community Bank ▪ Previously, she was Senior Vice President and Head of Business Line Audit at Capital One ▪ Prior to that, she was the General Auditor at Bank of America 3

Board of Directors – Best-In-Class Governance Joseph Otting President & Chief Executive Officer, Director Joined 2024 ▪ Served as the 31st Comptroller of the Currency ▪ Former President of CIT Bank and Co-President of CIT Group ▪ Previously served as President, Chief Executive Officer, and Board Member of OneWest Bank, N.A ▪ Served as Vice Chairman of U.S. Bancorp Steven Mnuchin Lead Independent Director; Chairman of Nominating & Corporate Governance Committee Joined 2024 ▪ Served as 77th U.S. Secretary of the Treasury ▪ Founder and Management Partner of Liberty Strategic Capital ▪ Played a pivotal role in the passage & implementation of the Tax Cuts, JOBS Act and the CARES Act ▪ Served as Founder, Chairman, and Chief Executive Officer of Dune Capital Management ▪ Founded OneWest Bank Group and served as its Chairman and Chief Executive Officer Allen Puwalski Director; Chairman of Risk Assessment Committee Joined 2024 ▪ 30-year career in banking as a field examiner and capital markets specialist for the FDIC in NY region ▪ Former Chief of Bank Analysis in the FDIC’s Division of Insurance ▪ Joined Paulson and Co. as the fund’s first financials sector specialist ▪ Headed community bank strategy for SoFi Technologies during its bank chartering and listing process Milton Berlinski Director; Chairman of Compensation Committee Joined 2024 ▪ Co-founder and Managing Partner of Reverence Capital ▪ 26-year career at Goldman Sachs, where he served as a founding member of the Financial Institutions Group ▪ Former Head of Strategy and Corporate Development in the period after Goldman Sachs’ IPO ▪ Led or executed over 300 transactions in financial services across all subsectors, including numerous strategic acquisitions by Goldman Sachs itself Marshall Lux Director; Chairman of Technology Committee Joined 2022 ▪ Previously served as a Senior Partner at McKinsey ▪ Served as Global Chief Risk Officer for Chase Consumer Bank ▪ He has also served as a Senior Partner at the Boston Consulting Group, and has been a Senior Advisor there since 2014 Alan Frank Director; Chairman of Audit Committee Joined 2024 ▪ Former Audit Partner from Deloitte & Touche, where he was employed for 40 years ▪ Mr. Frank led audit service teams, the Southern California consumer business and middle market audit practices ▪ Former member of the board and audit committee chairman of OneWest Bank and CIT Group Peter Schoels Director; Chairman of Credit Committee Joined 2013 ▪ Served as Managing Partner of MaltinPatterson Global Advisers since 2009 and a Partner since 2002 ▪ Served as a Vice President of Credit Suisse's Global Distressed Securities Group Alessandro DiNello Non-Executive Chairman; Chairman of Executive Committee Joined 2013 ▪ Served as President, CEO, and a director of Flagstar Bank and Flagstar Bancorp ▪ Started his banking career as a bank examiner and later joined Security Savings Bank in Jackson, Mich., where he ultimately served as president Jennifer Whip Director Joined 2017 ▪ Serves as a Principal with Cambridge One ▪ She served as an executive with Fannie Mae, and in her 26 years with the government sponsored enterprise she held numerous key roles 4

Operating Plan – The Path to Profitability

Short-Term

#	Action		Outcome
1	Loan Portfolio Repricing	→	Benefit to NII and NIM
2	Focus on Workout of Problem Loans	→	Long-Term Reduction in NPAs
3	Begin Building a More Robust Middle Market Relationship Banking Platform	→	Higher Yielding Assets and Relationship-Based Deposits
4	Sale / Run-Off of Non-Strategic Assets	→	Capital Accretive, Bolsters Liquidity, Improves Reserve Coverage
5	Fully Integrate All Three Banks	→	Operational Efficiency
6	Reduce Operating Expenses	→	Higher Earnings and Lower Efficiency Ratio

Medium-Term

#	Action		Outcome
1	Diversify Loan Portfolio	→	Less Concentration and Geographic Risk
2	Improve Funding Profile by Growing Core Deposits	→	Higher NII and NIM; Less Reliance on Wholesale Funding
3	Increase Fee Income	→	Diversified Revenue Sources

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Base Forecast Summary 2024 2025 2026 Q4’26 Annualized Diluted EPS ($0.50 – 0.55) $0.35 – 0.40 $0.50 – 0.60 $0.65 – 0.75 Efficiency Ratio 80 – 85% 65 – 70% 60 – 65% 55 – 60% CET1 Ratio 10.0 – 10.25% 10.5 – 11.0% 11.0 – 12.0% 11.0 – 12.0% ROAA NM 0.45 – 0.50% 0.75 – 0.85% 0.95 – 1.00% ROATCE NM 6.5 – 7.0% 9.5 – 10.5% 11.0 – 12.0% TBV Per Share $6.05 – 6.10 $6.45 – 6.55 $7.00 – 7.25 $7.00 – 7.25 Note: See cautionary statements on page 1. 6

Base Forecast Summary ($ in millions) 2024 2025 2026 Q4’26 Annualized Net Interest Income $2,400 – 2,450 $2,600 – 2,700 $2,900 – 3,100 $3,100 – 3,250 Net Interest Margin 2.2 – 2.3% 2.4 – 2.5% 2.7 – 2.8% 2.8 – 3.0% Provision for Loan Losses $750 – 800 $150 – 200 $150 – 200 $150 – 200 Noninterest Income $400 – 425(1) $600 – 625 $625 – 650 $650 – 675 Noninterest Expense $2,550 – 2,600(2) $2,300 – 2,350 $2,275 – 2,325 $2,200 – 2,250 Tax Rate 15 – 18% 28 – 29% 27 – 28% 27 – 28% Note: See cautionary statements on page 1. Note 1: Net of bargain purchase gain. Note 2: Excludes merger-related expenses. 7

Balance Sheet Position

	NYCB Flagstar Q4'23	NYCB Flagstar Q1'24	Category IV Banks Most Recent Available	$50 – 100B Asset Banks Most Recent Available
TCE / TA	6.4%	6.5%	6.4%	6.7%
CET1 Ratio (As Preferred Converted)[(1)]	9.0%	10.1%	10.4%	10.8%
CET1 Ratio (Inclusive of AOCI)[(1)(2)]	8.4%	9.4%	8.5%	9.3%
ALLL / Loans HFI	1.17%	1.48%	1.62%	1.23%
ALLL (ex. Warehouse and Government Guaranteed) / Loans HFI	1.26%	1.58%	--	--
NCOs / Avg. Loans	0.86%	0.40%	0.37%	0.20%
Total Loans 30 to 89 Days Past Due / Total Loans	0.29%	0.26%	0.64%	0.29%
Insured Deposits	67%[(3)]	84%[(3)(4)]	55%	58%

Source: S&P Capital IQ Pro.
Note: See cautionary statements on page 1.
Note 1: The capital raise took form of noncumulative perpetual preferred securities to be converted or exchanged into common stock upon receipt of certain governmental and shareholder approvals. Prior to their conversion or exchange into common stock, the noncumulative perpetual preferred securities will be considered additional Tier 1 capital for regulatory purposes. Upon their conversion or exchange into common, the capital will be considered Common Equity Tier 1 capital. Data shown on this slide assumes a full conversion of the convertible preferred securities.
Note 2: (CET1 + AOCI – CF Hedge in AOCI) / RWA; Exclusion of AOCI adjusted for cash flow hedges on loan portfolio.
Note 3: Excludes collateralized deposits and excludes internal deposits.
Note 4: As of 4/29/2024.

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In-Depth Due Diligence by NYCB Flagstar and Independent Third-Party

Total Loans HFI: $82.3 Billion	Multi-Family and CRE: $47.8 Billion UPB	In-Depth CRE Review: $17.8 Billion UPB / 37% Reviewed



Other
$1.7
2%
Warehouse
$5.2
6%
1-4 Family
$5.8
7%
Multi-Family
$36.9
45%
CRE (1)
$13.2
16%
C&I
$19.6
24%



Non-Office
CRE (2)
$7.4B
Office (2)
$3.2B
Multi-Family
$37.2B



Top 50 Non-
Office CRE (3)
$1.8B
Top 50
Office (3)
$2.4B
Top 250
Multi-
Family
$13.5B

Overview of In-Depth Due Diligence / Loan Review Process

- Individual loan diligence process performed by NYCB Flagstar and separately by third-party
- Focus areas: Office, Multi-Family and non-Office CRE
  - Top 50 Office, top 250 Multi-Family and top 50 non-Office CRE
- Updated loan loss reserve forecast reflects the work done in the quarter and future expected portfolio performance
- Other loan classes (C&I, 1-4 Family and other) have less risk
- NYCB Flagstar reviewed smaller loans and expects that the risk is significantly lower

		UPB ($B)	Average UPB ($M)
Office[(3)]	Diligenced	$2.4	$48.6
	Other	$0.8	$4.9
Multi-Family	Diligenced	$13.5	$54.2
	Other	$23.7	$5.5
Non-Office CRE[(3)]	Diligenced	$1.8	$35.9
	Other	$5.6	$1.7

Note 1: CRE includes Construction & Development and Owner-Occupied CRE.
Note 2: Excludes Owner-Occupied CRE (will not sum to $13.2 billion).
Note 3: Excludes Owner-Occupied CRE.

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11.0% 10.6% 10.3% 8.0% 5.6% 5.4% 5.0% 4.0% 3.7% 3.7% 2.7% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Office Portfolio | Overview ◼ Total Office portfolio: $3.1 Billion ◼ Q1’24 Office portfolio ALLL: 10.33% ◼ Top 50 Office loans were reviewed ─ In-depth due diligence process performed on 75% of the portfolio ─ Review conducted by NYCB Flagstar and separately by independent third-party Note 1: Excludes Owner-Occupied CRE. Note 2: Data as of 3/31/2024. Peers include banks with disclosed Office ALLL ratios (CFG, CFR, EGBN, EWBC, FCNC.A, HBAN, KEY, RF, WBS and ZION). Total Office Portfolio Profile NYCB Flagstar Office ALLL Ratio vs. Office Peers(2) Total Office Portfolio Reviewed (UPB)(1)Highlights Third-Party / Bank Reviewed Other UPB $2.4 billion $0.8 billion # of Loans 50 168 Average UPB $48.6 million $4.9 million Reviewed $2.4B 75% Other $0.8B 25% 10

Multi-Family Portfolio | Overview

Highlights

- Total Multi-Family portfolio: $36.9 Billion
- **Q1’24 Multi**-Family portfolio ALLL: 1.27%
  - Increased from 0.82% in Q4’23
- Top 250 Multi-Family loans were reviewed
  - In-depth due diligence process performed on 36% of the portfolio
  - Diligence took into account the rent-stabilized units in the portfolio
- We expect $2.6 billion of our Multi-Family book to reprice in 2024
  - Over the past 15 months, $2.1 billion of Multi-Family loans have repriced; 28% of these loans paid off and 69% repriced to a 7.82% rate from a 3.76% rate. To date, these borrowers are current

NYCB Flagstar Multi-Family ALLL Ratio vs Peers(1)			
NYCB Flagstar	1.3%	Peer 3	0.4%
Peer 1	0.8%	Peer 4	0.4%
Peer 2	0.7%	Peer 5	0.2%

	Q4’23	Q1’24
Net Charge-offs	$5 million(2) / 0.05%	$10 million / 0.11%

Total Multi-Family Portfolio Reviewed (UPB)



Reviewed
$13.5B
36%
Other
$23.7B
64%

Total Multi-Family Portfolio Profile

	Third-Party / Bank Reviewed	Other
UPB	$13.5 billion	$23.7 billion
# of Loans	250	4,322
Average Loan Size	$54.2 million	$5.5 million

Note 1: Northeast Multi-Family peers include banks with disclosed Multi-Family ALLL ratios (BHLB, DCOM, FFIC, FLIC and PFS). Data as of 3/31/2024 for FFIC, as of 12/31/2023 for BHLB, DCOM, FLIC and PFS.
Note 2: Excludes Amalgamated $112 million charge-off.

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Retail 25% Home Builder 24%C&D 16% Industrial 8% CRE Other 27% Non-Office CRE Portfolio | Overview ◼ Total Non-Office CRE portfolio: $7.4 Billion(1) ◼ Q1’24 Non-Office CRE portfolio ALLL: 1.52% ◼ Top 50 Non-Office CRE loans were reviewed ─ In-depth due diligence process performed on 24% of the portfolio ─ Review conducted by NYCB Flagstar and separately by independent third-party Total Non-Office CRE Portfolio Profile Breakdown by Collateral Type (UPB) Highlights Third-Party / Bank Reviewed Other UPB $1.8 billion $5.6 billion # of Loans 50 3,302 Average UPB $35.9 million $1.7 million Total Non-Office CRE Portfolio Reviewed (UPB)(1) Reviewed $1.8B 24% Other $5.6B 76% Note 1: Excludes Owner-Occupied CRE. 12

12/31/2023 3/31/2024 ($ in millions) Allowance ALLL % Allowance ALLL % Change in ALLL% Multi-Family $307 0.82% $469 1.27% 45bps CRE $361 3.54% $428 4.27% 73bps Office (ex. Owner-Occupied) $279 8.60% $323 10.33% 173bps Non-Office CRE (incl. Owner-Occupied) $82 1.18% $105 1.52% 35bps Construction & Development $36 1.24% $48 1.50% 26bps Warehouse $3 0.06% $4 0.08% 2bps C&I $135 0.66% $159 0.81% 15bps C&I - Specialty Finance $51 0.49% $47 0.45% (4bps) C&I - Non-Specialty Finance (incl. Office Owner-Occupied) $84 0.84% $112 1.23% 39bps 1-4 Family $48 0.79% $41 0.71% (9bps) Home Equity $63 4.56% $62 4.36% (20bps) Consumer and Other $40 3.13% $4 1.37% (176bps) Total Loans HFI and Allowance for Loan Losses $992 1.17% $1,215 1.48% 30bps Unfunded Commitment Reserve $52 $73 Total Allowance for Credit Losses $1,045 1.23% $1,288 1.56% 33bps Total Allowance for Loan Losses (ex. Warehouse & Govn't Guaranteed) $985 1.26% $1,205 1.58% 32bps Total Allowance for Credit Losses (ex. Warehouse & Govn't Guaranteed) $1,038 1.32% $1,278 1.68% 35bps Allowance for Loan and Lease Losses Detail We Increased Our ALLL to 1.48% (+$223 Million) 13

Insured 84% Uninsured 16% Industry Balance ($B) 3/31/2024 Noninterest-Bearing Demand $17.7 Interest-Bearing Demand $14.2 Money Markets $8.0 Savings $8.2 Retail CDs $20.4 Jumbo CDs $6.4 Total Deposits $74.9 Deposits | Overview 84% Insured and Collateralized Deposits(1)Well Diversified Deposit Base ◼ NYCB Flagstar has maintained its total deposit balances since the closing date of the equity transaction in March ─ Retail has increased since year-end 2023 ◼ Well diversified deposit base ◼ Significant percentage of insured deposits Highlights(2) $27.5 $27.7 $28.1 $28.4 $24.4 $15.9 $15.8 $16.0 $4.1 $5.7 $4.8 $4.6 $5.1 $5.0 $5.1 $5.1 $12.7 $13.6 $14.1 $14.4 $7.8 $8.3 $7.0 $6.8 $81.5 $76.1 $74.9 $75.2 12/31/2023 3/7/2024 3/31/2024 4/29/2024 Retail Private Bank Mortgage Digital / BaaS Treasury Corp., Comm. & CRE Note 1: As of 4/29/2024. Note 2: 3/7/2024 represents 1 day after capital raise announcement. 14

$15.5 $12.4 $13.1 $28.6 $12.4 Liquidity Net Uninsured Deposits Liquidity Sources vs. Uninsured Deposits 16 Cash $16.2 ▪ Total liquidity of $28.6 billion which far exceeds uninsured and uncollateralized deposits, with a coverage ratio of 231% ▪ Cash held on balance sheet of $15.5 billion ▪ $13.1 billion borrowing capacity and high-quality liquid assets ▪ Significant additional reciprocal deposit capacity available of $16.9 billion Borrowing Capacity & High-Quality Liquid Assets Significant Liquidity Capacity Relative to Uninsured Deposits $ in billions Note: Data as of 4/29/2024. 15

($ in millions) NYCB Flagstar 3/31/24 Net Interest Income $624 Noninterest Income $130 Noninterest Expense(1) $621 Provision for Loan Losses $315 Net Income / (Loss) to Common Shareholders ($335) Diluted Earnings / (Loss) per Common Share ($0.45) Dividends Per Share $0.01 ROAA NM ROATCE NM Net Interest Margin 2.28% Cash & Cash Equivalents $12,890 Total Securities $9,350 Loans HFS & HFI, Net $82,093 Total Assets $112,900 Total Deposits $74,858 Total Borrowed Funds $26,727 Mezzanine Equity $595 Preferred Equity $503 Common Equity $7,887 ALLL / Loans HFI 1.48% TBV Per Share (As Preferred Converted) $6.33 Q1 2024 Financial Highlights B A L A N C E S H E E T S U M M A R Y IN C O M E S T A T E M E N T S U M M A R Y Note 1: Excludes merger-related expenses and amortization of intangibles. 16

Concluding Statements Investment Opportunity ◼ Pro-forma for the capital raise, NYCB currently trades at approximately 0.42x of fully converted tangible book value, compared to 1.48x for Category IV banks and 1.35x for banks with assets between $50 - $100 billion ◼ Q1’24 TBV Per Share (As Preferred Converted): $6.33 ◼ Q1’24 TBV (As Preferred Converted): $7.9 billion ◼ Over time, as we successfully execute on our strategic plan to transform into a diversified, high-performing regional bank, this valuation gap will close ◼ NYCB has multiple levers to narrow this valuation gap: — Diversify the loan portfolio — Increase core, relationship-based deposits — Increase the level of income generated from fee-based business — Rationalize our cost structure Source: S&P Capital IQ Pro. Note: Market data as of 4/30/2024. 17

Appendix 18

Adjusted Allowance Coverage Ratio 12/31/2023 3/31/2024 Allowance for loan and lease losses ("ALLL") $992 $1,215 Warehouse and government guaranteed loan reserves 7 10 Adjusted ALLL (A) 985 1,205 Total loans and leases held-for-investment 84,619 82,326 Warehouse and government guaranteed loans 6,134 6,046 Adjusted loans and leases held for investment (B) $78,485 $76,280 Adjusted ALLL coverage ratio (A / B) 1.26% 1.58% Reconciliations of GAAP and Non-GAAP Measures Adjusted Noninterest Income Three Months Ended 3/31/2024 Noninterest income $9 Bargain purchase gain adjustment 121 Adjusted noninterest income $130 Adjusted Noninterest Expense Three Months Ended 3/31/2024 Noninterest expense $699 Intangible asset amortization 35 Merger-related and restructuring expenses 43 Adjusted noninterest expense $621 Tangible Book Value Per Share – As Preferred Converted 3/31/2024 Total Stockholders’ Equity $8,390 Less: Goodwill and other intangible assets (590) Less: Preferred stock (503) Tangible common stockholders’ equity (A) 7,297 Add: preferred share conversion 595 Adjusted tangible common stockholders’ equity (B) $7,892 Common shares outstanding (C) 804,285,598 Add: preferred shares converted to common shares 441,618,000 Adjusted common shares outstanding (D) 1,245,903,598 Tangible book value per common share (A / C) $9.07 Tangible book value per common share - as converted (B / D) $6.33 Note: $ in millions except share data. 19

Peer Groups

Category IV Banks	Ticker
Citizens Financial	CFG
Fifth Third Bancorp	FITB
First Citizens Banc.	FCNC.A
Huntington Banc.	HBAN
KeyCorp	KEY
M&T Bank	MTB
Regions Financial	RF

Banks with $50B - $100B in Assets	Ticker
Columbia Banking System	COLB
Comerica	CMA
Cullen/Frost Bankers	CFR
East West Bancorp	EWBC
First Horizon	FHN
Popular	BPOP
Synovus Financial	SNV
Valley National	VLY
Webster Financial	WBS
Western Alliance	WAL
Wintrust Financial	WTFC
Zions Bancorp	ZION

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Visit our website: ir.myNYCB.com E-mail requests to: ir@myNYCB.com Call Investor Relations at: (516) 683-4420 Write to: Investor Relations New York Community Bancorp, Inc. 102 Duffy Avenue Hicksville, NY 11801 For More Information 21